SCHWAB CAPITAL TRUST

Schwab Fundamental US Large Company Index Fund

Schwab Fundamental US Small Company Index Fund

Schwab Fundamental International Large Company Index Fund

Schwab Fundamental International Small Company Index Fund

Schwab Fundamental Emerging Markets Large Company Index Fund

Supplement dated June 1, 2018, to the Statement of Additional Information (SAI), dated February 28, 2018, as supplemented May 31, 2018

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

The first paragraph in the “Securities Lending Activities” section on page 28 of the SAI is hereby deleted and replaced with the following:

BBH is the securities lending agent for the Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund. Goldman Sachs Bank USA (DBA Goldman Sachs Agency Lending) is the securities lending agent for the Schwab Fundamental US Large Company Index Fund and Schwab Fundamental US Small Company Index Fund. The securities lending agents provide services to the funds which include the following: locating borrowers, negotiating the loan terms, monitoring the value of loans and collateral on a daily basis, marking each loan to market on a daily basis, coordinating collateral movements, collecting income, monitoring and processing corporate actions, managing recalls of loaned securities and termination of loans, and recordkeeping.

The eleventh paragraph in the “Federal Income Tax Information for Shareholders” section on page 40 of the SAI is hereby deleted and replaced with the following:

For taxable years beginning after 2017 and before 2026, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary REIT dividends and income derived from MLP investments. There is currently no mechanism for a fund that invests in REITs or MLPs to pass through to non-corporate shareholders the character of ordinary REIT dividends or income derived from MLP investments so as to allow such shareholders to claim this deduction. It is uncertain whether future legislation or other guidance will enable the funds to pass through to non-corporate shareholders the ability to claim this deduction.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG102590-00 (06/18)

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